UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On January 10, 2025, Constellation Energy Corporation (Nasdaq: CEG) (“CEG Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Calpine Corporation, a Delaware corporation (“Calpine”), certain wholly-owned direct and indirect subsidiaries of Calpine and CEG Parent, and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine (the “Merger”).

The Merger Agreement provides for a series of transactions on the terms and subject to the conditions set forth therein whereby Calpine will become an indirect, wholly owned subsidiary of Constellation Energy Generation, LLC (“Constellation”). In connection with the planned acquisition of Calpine, the following financial statements are filed as exhibits hereto:

•	The audited consolidated financial statements of Calpine as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022, and the related notes to the consolidated financial statements, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

•	The unaudited consolidated financial statements of Calpine as of September 30, 2025 and 2024 and for the three and nine months ended September 30, 2025 and 2024, and the related notes to the consolidated financial statements, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

•	The unaudited pro forma combined financial statements of CEG Parent and Constellation as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, and the related notes to the pro forma combined financial statements, which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The pro forma financial statements give pro forma effect to the acquisition of Calpine. The pro forma financial statements are derived from the historical financial statements of CEG Parent, Constellation and Calpine. The pro forma financial statements are preliminary and reflect a number of assumptions, including, among others, that the acquisition of Calpine will be consummated. For further information relating to the planned acquisition of Calpine, please see CEG Parent and Constellation’s Current Report on Form 8-K filed on January 13, 2025.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business to be acquired

The audited consolidated financial statements of Calpine as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022, and the related notes to the consolidated financial statements, are filed as Exhibit 99.1 attached hereto and incorporated herein by reference.

The unaudited consolidated financial statements of Calpine as of September 30, 2025 and 2024 and for the three and nine months ended September 30, 2025 and 2024, and the related notes to the consolidated financial statements, are filed as Exhibit 99.2 attached hereto and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined financial statements of CEG Parent and Constellation as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, and the related notes to the pro forma combined financial statements, are filed as Exhibit 99.3 attached hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, independent auditors for Calpine.
99.1	Historical audited financial statements of Calpine as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022.
99.2	Historical unaudited financial statements of Calpine as of September 30, 2025 and 2024 and for the three and nine months ended September 30, 2025 and 2024.
99.3	Unaudited pro forma combined financial statements of CEG Parent and Constellation as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

* * * * *

This combined Current Report on Form 8-K is being filed separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the “Registrants”). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Expected timing and likelihood of completion of the Merger, the pro forma combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the Merger should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that Constellation or Calpine may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the acquisition of Calpine or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

December 9, 2025